UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

DATZ WORLD HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-206745	38-3944821
(State or Other Jurisdiction of Incorporation of Company)	(Commission File Number)	(I.R.S. Employer Identification No.)

62 Calef Hwy #233, Lee, NH 03861

(Address of principal executive offices)

(720) 235-0099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LBUY	OTC-Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 8, 2026 (the “Effective Time”), DATZ World Holdings Corp. (formerly known as LeafBuyer Technologies, Inc., the "Company") completed its previously announced merger pursuant to that certain Agreement and Plan of Merger and Reorganization, dated November 10, 2025 (the "Merger Agreement"), by and among the Company, LB Acquisition Corp., a wholly-owned Delaware subsidiary of the Company ("Acquisition"), RagingBull.com, LLC, a Delaware limited liability company ("RagingBull"), and the equityholders of RagingBull (the "RagingBull Holders"). Pursuant to the Merger Agreement, Acquisition merged with and into RagingBull, with RagingBull surviving as a wholly-owned subsidiary of the Company (the "Merger") in exchange for 15,000,000 newly issued shares of the Company’s common stock, par value $0.001 per share (the "Common Stock") to the RagingBull Holders.

In connection with the Merger, the Company changed its name to DATZ World Holdings Corp and effected a reverse split of the Company's Common Stock on the basis of one share for every 156 shares of the Company's Common Stock outstanding (the “Reverse Spilt”).

At the Effective Time of the Merger, the Company's board of directors and officers was reconstituted by the resignation of Kurt Rossner as Chief Executive Officer, Chairman, and Director, Mark Breen as Chief Financial Officer and Director, Michael Goerner as Chief Technology Officer, Treasurer, and Director, Jeff Rudolph as Director, and Kristin Baca as Director.

Following the consummation of the Merger and giving effect to the Common Stock Issuance and the Reverse Split, the RagingBull Holders beneficially own approximately 95% of the issued and outstanding Common Stock of the Company. The parties have taken the actions necessary to provide that the Merger is treated as a "tax free exchange" under Section 368 of the Internal Revenue Code of 1986, as amended.

In connection with the closing of the Merger, the following transactions were consummated:

Sale of Series A Preferred Stock

At the Effective Time of the Merger, Kurt Rossner, Mark Breen, and Michael Goerner (collectively, the "Sellers") sold an aggregate of 324,327 shares of the Company's Series A Convertible Preferred Stock (the "Series A Shares") to Jeff Bishop (the "Purchaser") for an aggregate purchase price of $1,000, pursuant to that certain Stock Purchase Agreement dated as of June 1, 2026, by and among the Sellers, the Investor, and the Company (the "Series A Stock Purchase Agreement").

Debt Exchange

In connection with the Merger, the Company entered into a Note Exchange Agreement (the "Note Exchange Agreement") with Jeff Bishop, Allan Marshall, and MFA Holdings, Corp. ("MFA"), pursuant to which all outstanding promissory notes previously made by the Company in favor of Jeff Bishop and MFA (the "Lenders"), together with all accrued and unpaid interest thereon, were partially repaid and the balances thereof were exchanged for new convertible promissory notes (collectively, the "Convertible Notes").

Pursuant to the Note Exchange Agreement and in connection with he Spinoff, as described below, the Company repaid $750,000 in cash to the Lenders and issued MFA a Convertible Promissory Note in the principal amount of $627,296 and issued to Jeff Bishop a Convertible Promissory Note in the principal amount of $364,582. Each Convertible Note bears interest at the rate of three percent (3%) per annum, matures five years from the date of issuance, and is convertible into shares of the Company's Common Stock at a conversion price of $0.05 per share, subject to adjustment.

Spinoff

Immediately following the consummation of the Merger, the Company sold 100% of the outstanding membership interests in LB Media Group LLC ("LB Media"), a Colorado limited liability company and wholly-owned subsidiary of the Company, to Foundation AI LLC, a Colorado limited liability company ("Foundation AI"), pursuant to that certain Membership Interest Purchase Agreement dated as of June 1, 2026, by and between the Company and Foundation AI (the "MIPA"), for a purchase price of $750,000 in cash (the "Spinoff").

2

In connection with the Spinoff, the Company and LB Media entered into a Loan Assignment and Assumption Agreement dated as of June 1, 2026, pursuant to which the Company assigned, and LB Media assumed, all of the Company's outstanding loan obligations associated with the business of LB Media.

The foregoing descriptions of the above-referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the agreements attached as exhibits to this Current Report on Form 8-K.

POST-MERGER BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

The following table provides information, immediately after the Merger, regarding beneficial ownership of our Common Stock by: (i) each person known to us who beneficially owns more than five percent of our common stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

Shareholder (1)	Beneficial Ownership	Percent of Class (2)
Directors and Officers
Anthony Bell	0	0%

5% Beneficial Owners:
Jeff Bishop (3)	9,750,000	63.9%
Jason Bond LLC (4)	3,750,000	23.9%
Asset Development Strategies Corp. (5)	1,500,000	9.9%

(1)	The address for all officers, directors and beneficial owners is 62 Calef Hwy #233 Lee NH 03861 unless otherwise specified below.
(2)	Based upon15,641,482 shares of common stock outstanding as of June 12, 2026.
(3)

Includes 9,750,000 shares of common stock held by Sherwood Ventures LLC over which Jeff Bishop holds voting and dispositive control. Does not include 324,327 shares of Series A Convertible Preferred Stock , which for voting purposes are entitled to vote on the as-converted basis equal to fifty-five percent (55%) of the Company’s outstanding voting stock.

(4)	Jason Bond holds voting and dispositive control over Jason Bond LLC.
(5)	Jeffrey Marshall holds voting and dispositive control over Asset Development Strategies Corp. The address for the reporting person is 2348 Spring Lake Hwy., Brooksville, FL 34602

MANAGEMENT

Immediately following the Merger, the Board of Directors appointed Anthony Bell was appointed as Chief Executive Officer, Treasurer, Secretary, and Director of the Company. Upon the closing of the Merger, the directors and officers of the Company, are as follows:

Name	Age	Position
Anthony Bell	31	Chief Executive Officer, Treasurer, Secretary, Director

Anthony Bell, 31, Chief Executive Officer, Treasurer, Secretary, Director.

Anthony Bell joined RagingBull.com, LLC in 2017 and has served as its Chief Financial Officer since January 1, 2025. Since 2024, Mr. Bell has operated an independent accounting services business, providing bookkeeping, accounting, and financial management services to small businesses. Additionally, Mr. Bell previously served as a ProAdvisor for small business customers with Intuit, assisting clients with accounting and financial software solutions. Mr. Bell attended the University of North Carolina at Asheville, where he studied accounting and business-related coursework where he is currently continuing his studies toward a degree in accounting.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures in Item 1.01 are hereby incorporated by reference into this Item 2.01.

3

Item 3.02 Unregistered Sales of Equity Securities

As disclosed in Item 1.01, which disclosures are hereby incorporated by reference, in connection with the Merger, the Company issued an aggregate of 15,000,000 shares of its Common Stock to RagingBull Holders. The Company relied on the exemptions from federal registration under Section 4(2) of the Securities Act of 1933, as amended and Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering, as there were fewer than 35 “non-accredited” investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment and/or were located outside the United States.

Item 5.01 Changes in Control of Registrant

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated as of November 10, 2025, by and among the Company, LB Acquisition Corp. and Raging Bull.com, LLC
10.1	Stock Purchase Agreement, dated as of June 1, 2026
10.2	Membership Interest Purchase Agreement, dated as of June 1, 2026, by and between DATZ World Holdings Corp and Foundation AI LLC
10.3	Loan Assignment and Assumption Agreement, dated as of June 1, 2026, by and between DATZ World Holdings Corp. and LB Media Group LLC
10.4	Note Exchange Agreement, dated as of June 1, 2026, by and among DATZ World Holdings Corp., Jeff Bishop, Allan Marshall, and MFA Holdings, Corp.
10.5	Promissory Note in the principal amount of 627,296, dated June 1, 2026, in favor of MFA Holdings, Corp.
10.6	Promissory Note in the principal amount of $364,582, dated June 1, 2026, in favor of Jeff Bishop
99.1**	Audited Financial Statements of RagingBull.com, LLC
99.2**	Unaudited Financial Statements of RagingBull.com, LLC
99.3***	Unaudited pro forma condensed combined financial information.

* Previously filed

** In accordance with Item 9.01(a)(3) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

*** In accordance with Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

4

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATZ World Holding Corp.

Date: June 12, 2026	By:	/s/ Anthony Bell
Name: Anthony Bell
Title: Chief Executive Officer, Treasurer, Secretary, Director

5